Accountants' Consent



The Board of Directors
Synovus Financial Corp.:

We consent to the use of our report  incorporated herein by reference and to the
reference   to  our   firm   under   the   heading   "Experts"   in  the   Proxy
Statement/Prospectus.


/s/KPMG LLP

Atlanta, Georgia
July 15, 1999






































                                                   Exhibit 23.1